Exhibit 99.1

DarkPulse, Inc. Announces Acquisition of TerraData Unmanned, PLLC a Drone Based Company Offering Multiple Platforms Including Underwater Capabilities

NEW YORK, New York –October 4, 2021 – Dark Pulse, Inc. (OTC Markets: DPLS) (“DarkPulse” and the “Company”), a technology company focused on the manufacture, sale, installation, and monitoring of laser sensing systems based on its patented BOTDA dark-pulse sensor technology (the “DarkPulse Technology”) which provides a data stream of critical metrics for assessing the health and security of infrastructure, today announced it has closed the acquisition of TerraData Unmanned, PLLC a drone based company offering multiple platform capabilities, including underwater inspection services (“TerraData”). TerraData offers fully integrated, drone-based, geo-rectiﬁed, 3D modeled mapping for industrial applications including transportation departments, water management agencies, and engineering firms. TerraData inspects culverts, bridges, piers, dam and lock systems, water treatment facilities and more.

TerraData joins DarkPulse’s growing list of world-class capabilities and the Company’s positioning as the leader in infrastructure sensing and monitoring in all domains, air, land, and sea. TerraData provides unique services critical in countering the increasing public safety concern related to bridges, culverts, dams, and similar infrastructure. TerraData’s ROV Inspection Services are needed more than ever as the United States struggles to assess conditions and deterioration of aging infrastructure. Specializing in underwater inspection through their unmanned vehicles (UUV), TerraData mitigates the safety concerns surrounding human divers.

“This agreement between TerraData Unmanned and DarkPulse is occurring at a time when the World requires our combined technologies to combat a wide range of challenges,” said Terradata COO, Justin Dee. Mr. Dee continued, “Since TerraData was formed in 2017, we have worked vigorously to provide value to commercial and government clients by delivering custom and complex unmanned remote sensing systems, services and consulting – air, land, and sea.  We are currently developing multiple new innovative product and service offerings and the team DarkPulse has assembled, along with the support they will provide, will ensure the future success of these endeavors and provide for future opportunity.  We are elated that DarkPulse chose us to join the team and we are motivated to begin work on a shared global vision.”

“As DarkPulse continues to expand its global operations, this acquisition is a key piece of the Company’s expansion into unmanned vehicle markets. We plan to design/build best in class drone technologies for sale to both commercial and government critical infrastructure/key resources markets with production to take place at our Tempe electronics manufacturing space. TerraData will also perform integral services of DarkPulse’s offerings which include experienced personnel and leading-edge equipment allowing the Company to operate AI assisted inspection services in all mediums including land, sea and air,” said DarkPulse CEO, Dennis O’Leary. “A key differentiator is TerraData’s ability to work in diverse marine environments with accuracy, efficiency, and expert results while eliminating risk to humans is a game-changer,” Mr. O’Leary continued.

Under the terms of the agreement DarkPulse has acquired 60% of the issued and outstanding equity interests of TerraData in exchange for 3,725,386 shares of DarkPulse’s Common Stock and $400,000, subject to adjustments, to be paid within 12 weeks of closing. As a result of the closing, TerraData is now a subsidiary of DarkPulse. Additional cash will be invested in TerraData’s ongoing operations, to be applied towards working capital and expansion of the business.

About TerraData Unmanned PLLC

TerraData Unmanned provides unmanned aircraft system (UAS) and remotely operated vehicle (ROV) services and consulting to both commercial and government clients.  Using largely proprietary UAS, TerraData provides photogrammetry and modeling services to the mining and construction industries in the form of 3D modeling and mapping, volumetric analysis of stockpiles, and erosion calculations for mine ponds.  With use of ROVs, they also support engineering firms and water management districts with the inspection of subsurface structures such as submerged RCP/CMP culverts and the same techniques and hardware are applied to piers, bridges, and alike.  They also provide consulting services in the form of aircraft development and testing, UAS assessment and acquisition, and UAS program development and integration.  TerraData’s personnel are not only Part 107 Certified but have operated UAS on 5 continents, 10 countries, and more than 10 states during their careers to date.  With over 30 years of combined experience in the UAS industry, the TerraData team is often sought out to work with and solve complex problems for commercial, military, and government clients around the world.

For more information, visit https://terradataunmanned.com/

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About DarkPulse, Inc.

DarkPulse, Inc. uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains and stresses. The Company’s technology excels when applied to live, dynamic critical infrastructure and structural monitoring, including pipeline monitoring, perimeter and structural surveillance, aircraft structural components and mining safety. The Company's fiber-based monitoring systems can assist markets that are not currently served, and its unique technology covers extended areas and any event that is translated into the detection of a change in strain or temperature. In addition to the Company’s ongoing efforts with respect to the marketing and sales of its technology products and services to its customers, the Company also continues to explore potential strategic alliances through joint venture and licensing opportunities to further expand its global market position.

For more information, visit www.DarkPulse.com

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Media contact:

DarkPulse Solutions, Inc.

media@DarkPulse.com

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